                  Please file this Supplement with your records

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             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES

                        Supplement dated January 8, 2002
                                       To
                         Prospectus dated April 30, 2001

     This supplement amends the prospectus of the above-referenced fund and is in addition to any existing supplements of the fund.

          1.   The Prospectus is changed as follows:

     A. The following is added after the first sentence in the footnote following the table headed "Annual Fund Operating Expenses (expenses that are deducted from fund assets)" on page 5:

          "Due to an increase in assets, SC-RMI believes that total annual fund operating expenses have stabilized at a level below which reimbursement would be necessary under this agreement. Accordingly, SC-RMI has declined to extend the agreement beyond December 31, 2001. After that date, it will no longer be required to waive these fees and/or reimburse these expenses."

     B. The paragraph following the caption "Initial Investment" under the heading "HOW TO PURCHASE FUND SHARES" on page 14 is deleted and replaced with the following:

          "The minimum initial investment in the fund is $1,000. For individual retirement accounts (including Traditional IRAs and Roth IRAs), Coverdell education savings accounts (after January 1, 2002), and employee benefit plans qualified under sections 401, 403(b), 457 or 530 of the code, as well as UGMA or UTMA accounts, the minimum initial investment is $500. For investors using the Automatic Investment Plan (described below), the minimum investment is $100."

          2. On December 14, 2001, Security Capital Group Incorporated ("Security Capital"), the indirect owner of Security Capital Research & Management Group Incorporated ("SC-RMI" or the "Adviser"), entered into an Agreement and Plan of Merger (the "Agreement") with General Electric Capital Corporation ("GE Capital") and EB Acquisition Corp., an indirect wholly-owned subsidiary of GE Capital. Pursuant to the Agreement, and subject to the terms and conditions contained therein, EB Acquisition Corp. proposes to merge with and into Security Capital with Security Capital as the surviving company and an indirect wholly-owned subsidiary of GE Capital. The foregoing transaction is proposed to close during the first half of 2002. There is no assurance that the transaction will be completed. Upon consummation of the transaction, the current investment advisory agreement (the "Advisory Agreement") between Security Capital Real Estate Mutual Funds Incorporated (the "Corporation") and the Adviser will be considered terminated as a matter of law. Accordingly, to assure continuation of advisory services to the fund, the Board of Directors of the Corporation will meet to consider approval of a new investment advisory agreement to become effective upon consummation of the transaction; if the Board approves a new investment advisory agreement, a special meeting of shareholders will be called at which shareholders will be asked to approve the new agreement. The Adviser anticipates that this transaction, if consummated, will not affect SC-US or the services shareholders receive on their accounts.

         For further information please call 1-888-SECURITY (toll free).

                 The date of this Supplement is January 8, 2002

                  Please file this Supplement with your records

                                   [LOGO HERE]

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                  SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES

                        Supplement dated January 8, 2002
                                       To
                         Prospectus dated April 30, 2001

     This supplement amends the prospectus of the above-referenced fund and is in addition to any existing supplements of the fund.

          1. The Prospectus is changed as follows:

     A. The following is added after the first sentence in the footnote following the table headed "Annual Fund Operating Expenses (expenses that are deducted from fund assets)" on page 5:

          "On December 12, 2001, SC-RMI agreed to extend this agreement until December 31, 2002."

     B. The paragraph following the caption "Initial Investment" under the heading "HOW TO PURCHASE FUND SHARES" on page 16 is deleted and replaced with the following:

          "The minimum initial investment in the fund is $1,000. For individual retirement accounts (including Traditional IRAs and Roth IRAs), Coverdell education savings accounts (after January 1, 2002), and employee benefit plans qualified under sections 401, 403(b), 457 or 530 of the code, as well as UGMA or UTMA accounts, the minimum initial investment is $500. For investors using the Automatic Investment Plan (described below), the minimum investment is $100."

          2. On December 14, 2001, Security Capital Group Incorporated ("Security Capital"), the indirect owner of Security Capital Research & Management Group Incorporated ("SC-RMI" or the "Adviser"), entered into an Agreement and Plan of Merger (the "Agreement") with General Electric Capital Corporation ("GE Capital") and EB Acquisition Corp., an indirect wholly-owned subsidiary of GE Capital. Pursuant to the Agreement, and subject to the terms and conditions contained therein, EB Acquisition Corp. proposes to merge with and into Security Capital with Security Capital as the surviving company and an indirect wholly-owned subsidiary of GE Capital. The foregoing transaction is proposed to close during the first half of 2002. There is no assurance that the transaction will be completed. Upon consummation of the transaction, the current investment advisory agreement (the "Advisory Agreement") between Security Capital Real Estate Mutual Funds Incorporated (the "Corporation") and the Adviser will be considered terminated as a matter of law. Accordingly, to assure continuation of advisory services to the fund, the Board of Directors of the Corporation will meet to consider approval of a new investment advisory agreement to become effective upon consummation of the transaction; if the Board approves a new investment advisory agreement, a special meeting of shareholders will be called at which shareholders will be asked to approve the new agreement. The Adviser anticipates that this transaction, if consummated, will not affect SC-EUROPEAN or the services shareholders receive on their accounts.

         For further information please call 1-888-SECURITY (toll free).

                 The date of this Supplement is January 8, 2002